GUP and GTS-VA

Contract Sales

Separate Account A

Fixed and Variable Annuity

Prospectus

May 1, 2002

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The Variable Annuity Life Insurance Company

Units of Interest under Group Unit Purchase and

Group Fixed and Variable Annuity Contracts

GUP and GTS-VA

Separate Account A

Prospectus May 1, 2002

Group Unit Purchase Contracts, or GUP, and Group Variable Annuity Contracts, or GTS-VA (the "Contracts"), consist of flexible and single Purchase Payment group unit purchase fixed and variable annuity and group fixed and variable annuity contracts that are offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored retirement plans. The Contracts may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. Non-qualified contracts are also available for certain other employer sponsored plans. The Contracts described in this prospectus were formerly offered through Separate Account One and Separate Account Two of VALIC.

The Contracts permit you to invest in and receive retirement benefits in the Fixed Account Option and the Variable Account Option described in this prospectus. The Variable Account Option invests in the Stock Index Fund, a separate portfolio of VALIC Company I (formerly, North American Funds Variable Product Series I).

This prospectus provides you with information you should know before investing in GUP or GTS-VA. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2002, contains additional information about GUP and GTS-VA and is part of this prospectus. For a free copy, call 1-800-428-2542 (option 3). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Page

Glossary of Terms 4

Fee Table 5

Summary 6

Selected Purchase Unit Data 8

General Information 9

About the Contracts 9

About VALIC 9

About VALIC Separate Account A 9

Units of Interests 10

Distribution of the Contracts 10

Fixed Account Option 10

Variable Account Option 10

Purchase Period 11

Account Establishment 11

When Your Account Will be Credited 12

Purchase Units 12

Calculation of Purchase Unit Value 12

Stopping Purchase Payments 14

Transfers Between Investment Options 14

During the Purchase Period 14

During the Payout Period 14

Communicating Transfer or Reallocation Instructions 14

Effective Date of Transfer 15

Market Timing 15

Fees and Charges 15

Sales and Administrative Charge 16

Premium Tax Charge 17

Separate Account Charges 17

Fund Annual Expense Charges 17

Other Tax Charges 17

Reduction from Total Expenses 17

Payout Period 18

Fixed Payout 18

Variable Payout 18

Combination Fixed and Variable Payout 19

Payout Date 19

Payout Options 19

Enhancements to Payout Options 20

Level Payments Option 20

Payout Information 20

Surrender of Account Value 20

When Surrenders Are Allowed 20

Surrender Process 21

Amount That May Be Surrendered 21

Surrender Restrictions 21

Partial Surrenders 22

Death Benefits 22

The Process 22

Beneficiary Information 22

During the Purchase Period 23

During the Payout Period 23

Investment Performance of Separate Account Divisions 23

Types of Investment Performance Information Advertised 23

Total Return Performance Information 24

Yield Performance Information 25

Other Contract Features 25

Changes That May Not Be Made 25

Change of Beneficiary 25

Cancellation - The 10 Day "Free Look" 25

We Reserve Certain Rights 26

Fund Changes 26

Relationship to Employer's Plan 26

Assigning Your Contract 26

Voting Rights 26

Who May Give Voting Instructions 27

Determination of Fund Shares Attributable to Your Account 27

How Fund Shares Are Voted 27

Federal Tax Matters 27

Type of Plans 27

Tax Consequences in General 28

Effect of Tax-Deferred Accumulations 28

Contents of Statement of Additional Information 30

Glossary of Terms

Unless otherwise specified in this prospectus, the words "we," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the participant, contract owner, annuitant or beneficiary.

Other specific terms we use in this prospectus are:

Account Value - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant - the individual (in most cases, you) to whom Payout Payments will be paid.

Assumed Investment Rate - The rate used to determine your first monthly payout payment per thousand dollars of account value in your variable account option.

Beneficiary - the individual designated to receive Payout Payments upon the death of the Annuitant.

Contract Owner - the individual (in most cases, your employer) to whom the annuity contract ("Contract") is issued.

Fixed Account Option - an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Home Office - located at 2929 Allen Parkway, Houston, Texas 77019.

Mutual Fund or Fund - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant - the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Payout Period - the time when you begin to withdraw your money in a steady stream of payments.

Payout Unit - A measuring unit used to calculate payout payments from your variable account option. Payout unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments - an amount of money you or your employer pay to VALIC to receive the benefits of an annuity Contract offered by the Contracts.

Purchase Period - the time between your first Purchase Payment and your Payout Period (or surrender).

VALIC Separate Account A - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option - investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Table

This Fee Table shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the Stock Index Fund in which VALIC Separate Account A invests. Any and all limitations on total charges and expenses are reflected in this Fee Table. The purpose of this Fee Table is to help Contract Owners and Participants understand the various expenses of VALIC Separate Account A and the Fund which are, in effect, passed on to the Contract Owners and Participants.

GUP GTS-VA

Contracts Contracts

Contract Owner/Participant Expenses (1)

Maximum Sales and Administrative Charge

(as a percentage of Purchase Payments) (2) 5.00% (3) 5.00%

Separate Account Expenses (as a percentage of Separate Account Net Assets)

Mortality and Expense Risk 1.00% 0.56% (4)

Total Separate Account Expenses (5) 1.00% 0.56%

Fund Annual Expenses (as a percentage of average net assets)

Management Other Total

Fees Expenses (6) Fund Expenses

Stock Index Fund 0.26% 0.12% 0.38%

(1) Premium taxes are not shown here, but may be charged by some states. See "Premium Tax Charge" in this prospectus.

(2) Reductions in the Sales and Administrative Charge are available if certain conditions are met. See "Fees and Charges" in this prospectus.

(3) Under certain groups, whose contracts are deposit administration contracts not administered by VALIC, this charge may be higher. See "Fees and Charges" in this prospectus.

(4) The Mortality and Expense Risk Fee may vary depending on the total assets attributable to the GTS-VA Contracts. See "Fees and Charges" in this prospectus.

(5) Reduction from Total Separate Account and Fund Expenses due to Permanent Guaranteed Expense Limitations. The Company has agreed to reduce the Total Separate Account and Fund Expenses by a percentage of average net assets, to 1.4157% on the first $359,065,787, 1.36% on the next $40,934,213 and 1.32% of the excess over $400 million of total assets attributable to the GUP Contracts and 0.6966% on the first $25,434,267, 0.5% on the next $74,565,733 and 0.25% of the excess over $100 million of the total assets attributable to the GTS-VA Contracts. For the period ending December 31, 2001, the Reduction from Total Separate Account and Fund Expenses were 0% and 0.28%, for the GUP Contract and the GTS-VA Contract, respectively. This Reduction from Total Separate Account and Fund Expenses reduced the Total Separate Account and Fund Expenses to 1.38% and 0.66% for the GUP Contract and the GTS-VA Contract, respectively. See "Reduction From Total Expenses" in the "Fees and Charges" section in this prospectus.

(6) Other Expenses includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses.

EXAMPLE - Whether you surrender or do not surrender the Contract at the end of the period shown or you receive Payout Payments under a Payout Option, you would pay the following expenses on a $1,000 investment under a typical GUP Contract or GTS-VA Contract, invested in the Stock Index Fund, assuming a 5% annual return on assets:

1 Year 3 Years 5 Years 10 Years

GUP Contract $63 $92 $122 $208

GTS-VA Contract $56 $70 $85 $129

Note: These examples should not be considered representations of past or future expenses for VALIC Separate Account A or for the Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Summary

A summary of the Contracts' major features is presented below. For a more detailed discussion of the Contracts, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contracts offer a choice of one Variable Account Option and one Fixed Account Option.

Fixed Account Option

Fixed Account Plus - invests in the general account assets of the Company. This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. There are limitations on transfers out of this option.

Variable Account Option

Stock Index Fund - seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index.

Adviser: VALIC. Sub-adviser: AIG Global Investment Corp.

More details about the investment objective and strategy of the Stock Index Fund can be found in the section of the prospectus entitled "Variable Account Option," and also in the current VALIC Company I prospectus, available at www.aigvalic.com (or call 1-800-428-2542, option 3).

GUARANTEED DEATH BENEFIT

The Contracts offer a death benefit equal to the greater of Account Value or Purchase Payments reduced by withdrawals upon death of the Annuitant during the Purchase Period.

TRANSFERS

There is no charge to transfer your money between the Variable Account Option and the Fixed Account Option during the Purchase Period.

Transfers can be made on-line at www.aigvalic.com or by calling VALIC's toll-free transfer service at
1-800-621-7792. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

FEES AND CHARGES

More information about fees may be found in the prospectus under the headings "Fees and Charges" and
"Fee Table."

Sales and Administrative Charges

Generally, a Sales and Administrative Charge of up to 5.00% will be deducted from Purchase Payments. See "Fees and Charges - Sales and Administrative Charge."

Premium Tax Charge

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges - Premium Tax Charge."

Separate Account Charges

If you choose the Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% and 0.53% for the GUP Contracts and GTS-VA Contracts, respectively, on the average daily net asset value of VALIC Separate Account A.

Stock Index Fund Annual Expense Charge

A daily charge based on a percentage of the Stock Index Fund's average daily net asset value is payable by the Stock Index Fund to its investment adviser. In addition to the management fees, the Stock Index Fund incurs other operating expenses which may vary.

Since some of these fees may not apply to your Contract, consult your AIG VALIC financial advisor to see how these provisions apply to you.

Payout Options

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

Federal Tax Information

For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" section of the prospectus and the Statement of Additional Information.

Although deferred annuity contracts such as GUP and GTS-VA can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax qualified retirement plans and programs (such as those established under IRC sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax qualified plan or program, you should know that an annuity does not provide additional tax deferral beyond the tax qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Mortality and expense risk fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus.

PURCHASE REQUIREMENTS

For more information on Purchase Payments, refer to the "Purchase Period" section of the prospectus.

GUP Contracts

Under the GUP Contracts, the minimum initial and subsequent Purchase Payments per a Participant in a group is $25 if the entire Purchase Payment is allocated to the Variable Account Option and $30 if the Purchase Payment is split between the Variable Account Option and the Fixed Account Option. In certain group plans, the minimum initial Purchase Payment must be at least $2,000, and subsequent Purchase Payments must be at least $5,000. Under certain plans, the minimum initial and subsequent Purchase Payment amounts for the GUP Contracts may differ or may be waived. See "Purchase Period" in this prospectus.

GTS-VA Contracts

Under the GTS-VA Contracts, the minimum initial and subsequent Purchase Payments is $10,000 per year. This amount may vary depending on the type of plan in which the GTS-VA Contract is offered. See "Purchase Period" in this prospectus.

Selected Purchase Unit Data

Stock Index Stock Index

Division 10A(1) Division 10B(1)

(GUP Contracts) (GTS-VA Contracts)

December 31, 2001

Purchase Units In Force 18,955,830 868,910

Purchase Unit Value $24.085709 $38.813808

December 31, 2000

Purchase Units In Force 18,955,830 868,910

Purchase Unit Value $24.085709 $38.813808

December 31, 1999

Purchase Units in Force 21,421,375 1,005,615

Purchase Unit Value $26.836368 $43.027665

December 31, 1998

Purchase Units in Force 23,726,504 1,131,113

Purchase Unit Value $22.479709 $35.792019

December 31, 1997

Purchase Units in Force 25,835,933 1,256,974

Purchase Unit Value $17.679054 $27.956410

December 31, 1996

Purchase Units in Force 27,379,389 1,380,401

Purchase Unit Value $13.413891 $21.070956

December 31, 1995

Purchase Units in Force 29,995,363 1,560,525

Purchase Unit Value $11.036946 $17.221812

December 31, 1994

Purchase Units in Force 33,814,520 1,836,094

Purchase Unit Value $8.116786 $12.582568

December 31, 1993

Purchase Units in Force 36,512,399 1,937,835

Purchase Unit Value $8.140393 $12.535147

December 31, 1992

Purchase Units in Force 38,339,955 1,980,063

Purchase Unit Value $7.481645 $11.439143

(1) On May 1, 1992, the AGSPC Quality Growth Fund merged into the Stock Index Fund. Effective with this merger, the Quality Growth Divisions 9A and 9B were exchanged for units of Stock Index Divisions 10A and 10B, respectively. Division 10A is the Variable Account Option for the GUP Contracts and Division 10B is the Variable Account Option for the GTS-VA Contracts. The earnings (or losses) of Divisions 10A and 10B are credited to (or charged against) the assets of Divisions 10A and 10B.

Financial statements of VALIC Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase Units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of the Division of VALIC Separate Account A will not be the same on any given day as the net asset value per share of the Stock Index Fund in which the Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to VALIC Separate Account A. In addition, dividends declared by the Stock Index Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Stock Index Fund and increasing the number of Stock Index Fund shares outstanding. However, the total cash value in VALIC Separate Account A does not change as a result of such distributions.

General Information

About the Contracts

The Contracts were developed to help you save money for your retirement. They offer you a fixed and a variable investment option that you can invest in to help you reach your retirement savings goals. Your contributions to the Contracts can come from different sources, like payroll deductions or money transfers. Your retirement savings process with the Contracts will involve two stages: the Purchase Period and the Payout Period. The first is when you make contributions into the Contracts called "Purchase Payments." The second is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Option and/or the Variable Account Option described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contracts.

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like GUP and GTS-VA. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

VALIC is a wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is the leading US-based international insurance and financial services organization and the largest underwriter of commercial and industrial insurance in the United States. Its member companies write a wide range of commercial, personal and life insurance products through a variety of distribution channels in approximately 130 countries and jurisdictions throughout the world. AIG VALIC is the marketing name for the family of companies comprising VALIC Financial Advisors, Inc.; VALIC Retirement Services Company; VALIC Trust Company; and VALIC, offering a wide array of investment and insurance products, as well as financial and retirement planning services.

VALIC is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. VALIC's membership in IMSA applies to VALIC only and not its products or affiliates.

About VALIC Separate Account A

When you direct money to the Contracts' Variable Account Option, you will be sending that money through VALIC's Separate Account A. You do not invest directly in the Stock Index Fund. VALIC's Separate Account A invests in the Stock Index Fund on behalf of your account. VALIC Separate Account A is made up of what we call "Divisions."

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the contract owner, participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG has no legal obligation to back these commitments. When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

American General Distributors, Inc. ("the Distributor"), an affiliate of VALIC, acts as VALIC's Separate Account A distributor. The Distributor is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC will pay the licensed agents who sell the Contracts a commission. Currently, the commission paid by VALIC will range up to 6.0% of each Purchase Payment. In addition, VALIC will pay managers who supervise the agents overriding commissions ranging to 1% of each Purchase Payment. These various commissions are paid by VALIC and do not result in any charge to Participants or to the Separate Account.

Fixed Account Option

The Contracts enable you to invest in a Fixed Account Option. This account is guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid on the Fixed Account Option at a declared rate. Certain limitations may also apply. See "Transfers Between Investment Options" in this prospectus.

Money allocated to the fixed account option goes into VALIC's general account. The general account consists of all of VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Option.

Variable Account Option

The Contracts enable you to participate in a Division that represents a Variable Account Option. Certain limitations may also apply. See "About VALIC Separate Account A" in this prospectus. The Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I, the investment vehicle for the Contracts.

VALIC Company I is registered as a diversified open-end, management investment company and is regulated under the Act. For more detailed information about the Stock Index Fund option, including investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.aigvalic.com or you may call 1-800-428-2542 (option 3). Please read the prospectus carefully before investing.

Stock Index Fund

Investment objective: Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index.

"Standard & Poor's®", "S&P", and "S&P 500®" are trademarks of Standard & Poor's ("S&P"). The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in this Fund.

Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when an account under the Contracts is surrendered before the Payout Period. The amount, number, and frequency of your Purchase Payments is determined by the retirement plan for which your contract was purchased.

Account Establishment

You may establish an account only through an AIG VALIC financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us as to the amount being applied to your account (see below).

Minimum initial and subsequent Purchase Payments are as follows:
Contract Type	Initial Payment	Subsequent Payment
GUP Contracts issued under Section 401 of the Internal Revenue Code	$2,000	$5,000
All other GUP Contracts	$30 (with a $12 minimum allocated to the Variable Account Option) or $25 if the entire Purchase Payment amount is to be allocated to the Variable Account Option only	$30 (with a $12 minimum allocated to the Variable Account Option) or $25 if the entire Purchase Payment amount is to be allocated to the Variable Account Option only
GTS-VA Contracts issued under Sections 401 and 403(b) of the Internal Revenue Code	$10,000	$10,000
All other GTS-VA Contracts	No minimum	No minimum

Purchase Payment minimums apply to each Purchase Payment made. For the GUP Contracts, VALIC may occasionally waive the Minimum Initial and Subsequent Purchase Payment amounts for group plans established for employers with 500 or more employees.

Purchase Payments are received in VALIC's Home Office. When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

  Accept the Application and issue a contract. We will also establish your account and apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed Account Option or Variable Account Option selected;
  Reject the Application and return the Purchase Payment; or
  Request Additional Information to correct or complete the application. In the case of an individual variable annuity contract, we may return the Purchase Payments within 5 business days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

  Return Purchase Payments - If we do not have your name, address or social security number, we will return the Purchase Payment to your employer unless this information is immediately provided to us.
  Employer-Directed Account - If we have your name, address and social security number and we have an Employer-Directed Account Agreement from your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in the Fixed Account Option. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will Be Credited

Once your account has been established, depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) are properly authorized and clearly identify the individual Social Security Number ("SSN") or Group Number to which they are to be applied. To ensure efficient posting for employer sponsored accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and social security number, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received at our Home Office by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the business day of receipt. Purchase Payments in good order received at our Home Office after 4:00 p.m. Eastern time will be credited the next business day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a measuring unit used to calculate your Account Value during the Purchase Period. The value of a Purchase Unit will vary with the investment experience of the Separate Account Division. Purchase Units apply only to the Variable Account Option in your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time. Once we have established your account and have applied your initial Purchase Payment as described above, any subsequent Purchase Payment that we receive at our Home Office before the close of the Exchange will be credited the same business day. If not, it will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

Calculation of Purchase Unit Value

The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

The Gross Investment Rate

EQUALS

The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division

DIVIDED BY

The value of the Division for the immediately preceding day on which the values are calculated.

STEP 2: Calculate the net investment rate for any day as follows:

Net Investment Rate

EQUALS

Gross Investment Rate (calculated in Step 1)

MINUS

Separate Account charges and any income tax charges.

STEP 3: Determine Purchase Unit Value for a day.

The Purchase Unit Value for a day

EQUALS

The Purchase Unit Value for the immediate preceding day

MULTIPLIED BY

The Net Investment Rate (as calculated in Step 2) plus 1.00.

For examples showing how Purchase Unit Values are calculated, see the Statement of Additional Information.

Fixed Account Option

You may allocate all or a portion of your Purchase Payments to the Fixed Account Option listed in this prospectus as permitted by your retirement program. A complete discussion of the Fixed Account Option may be found in the "Fixed Account Option" section in this prospectus. Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

The value of your Fixed Account Option

EQUALS

All Purchase Payments made to the Fixed Account Option

PLUS

Amounts transferred from the Variable Account Option to the Fixed Account Option

PLUS

All interest earned

MINUS

Amounts transferred or withdrawn from Fixed Account Option (including applicable fees and charges).

Variable Account Option

You may allocate all or a portion of your Purchase Payments to the Variable Account Option listed in this prospectus as permitted by your retirement program. A complete discussion of the Variable Account Option may be found in the "Variable Account Option" section in this prospectus. Based upon the Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of the Variable Account Option will change daily depending upon the investment performance of the Stock Index Fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. The Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

Here is how to calculate the value of the Variable Account Option in your account during the Purchase Period:

The value of your Variable Account Option

EQUALS

The total number of Purchase Units

MULTIPLIED BY

The Current Purchase Unit Value.

Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your contract's account has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

Transfers Between Investment Options

You may transfer all or part of your Account Value between the Fixed Account Option and the Variable Account Option without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to the limitations or conditions noted below. Your employer's plan may also limit your rights to transfer.

During the Purchase Period

During the Purchase Period, transfers may be made between the Fixed Account Option and the Variable Account Option at any time. If you make a transfer into the Fixed Account Option within 120 days of making a transfer out of the Fixed Account Option, the interest rate earned on the Account Value in the Fixed Account Option may be adversely affected.

Transfers are permitted during the Purchase Period at any time. We may, however, limit the number, frequency (minimum period of time between transfers) or amount of transfers you can make, to the extent such a limitation is allowed under your Contract. The underlying Mutual Fund of the Variable Account Option may also impose similar limitations or restrictions on the transfers to or from such Fund and may refuse your transaction. Please refer to the current prospectus for the Stock Index Fund to determine if additional limitations or restrictions apply.

During the Payout Period

During the Payout Period, transfers may be made from Variable Account Option once every 365 days. Transfers are not permitted from the Fixed Account Option at any time during the Payout Period.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self service automated phone system (VALIC by Phone), or in writing. We will send a confirmation of transactions within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within one business day of receipt.

Instructions for transfers or reallocations may be made via the internet as follows:

  Log on to www.aigvalic.com
  Click on "account access"
  Click "View Your Account" and log into AIG VALIC Online
  Click OK: "You are about to view pages over a secure connection. Any information you exchange with this site cannot be viewed by anyone else on the Web"
  Enter your Social Security Number and personal identification number (PIN)
  Select the desired account
  Click either "Asset Transfer" (to transfer existing funds) or "Allocation Change" (to reallocate future contributions) under the "Transactions" menu
  Input the transaction request, then click "Continue"
  Review your transaction request for accuracy and then click "Continue" to submit to AIG VALIC
  Record transaction confirmation number

Instructions for transfers or reallocations may be made via an automated telephone system (AIG VALIC by Phone) as follows:

  Call 1-800-428-2542
  Press 1 for "Account Inquiries and Transaction Requests"
  Enter your Social Security Number and personal identification number (PIN)
  Select the desired account and press 2 for an asset transfer or allocation change
  Follow the scripts to complete your transaction request and to submit to AIG VALIC

Instructions for transfer or reallocations may also be made as follows:

  Call 1-800-621-7792
  Enter your Social Security Number
  You may speak with a Client Service Professional

You may also send written instructions by completing a VALIC form for transfers or reallocations:

  Written instructions should be sent to VALIC's Home Office
  A VALIC financial change form is required
  Written instructions are required if you have notified us not to accept telephone instructions

We encourage you to make transfers or reallocations using AIG VALIC Online or AIG VALIC by Phone for most efficient processing.

No one that we employ or that represents VALIC may give telephone instructions on your behalf without VALIC's prior written permission. This does not apply to a contract with the immediate family of an employee or representative of VALIC.

Because we follow reasonable security procedures and act on instructions we reasonably believe are genuine, you will bear the risk of loss arising from instructions received by telephone or online. We are not responsible for the authenticity of such instructions or for any losses from errors in communication. Transfer instructions during the Payout Period cannot be done online or by telephone. We reserve the right to stop telephone transfers at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise
  The next date values are calculated.

Market Timing

The Contracts and their Variable Account Option are not designed for persons or professional market timing organizations or other entities using programmed and/or frequent transfers. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts or frequent transfers that could disadvantage other
Contract Owners.

Fees and Charges

By investing in the Contracts, you may be subject to five basic types of fees and charges:

  Sales and Administrative Charge
  Premium Tax Charge
  Separate Account Charges
  Fund Annual Expense Charge
  Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus. Throughout this prospectus you will find repeated references to the tax-deferred nature of the annuity contract, as well as the tax-deferred nature of contributions to qualifying retirement programs. There is no fee for this tax-deferred feature. Instead, the tax deferral is a result of the application of federal income tax rules to the contract and, if applicable, to the retirement program under which this contract is purchased.

Sales and Administrative Charge

When you make a Purchase Payment to your account, you may be subject to a Sales and Administrative Charge that will be deducted from the amount of your Purchase Payment. The Sales and Administrative Charge will be deducted from the GUP Contracts as follows:
Aggregate Gross Purchase Payments (1)	Deduction as a Percentage of Purchase Payments (2)	Deduction as a Percentage of Net Purchase Payments (3)
First $5,000	5.00%	5.26%
Next $5,000	4.00%	4.17%
Next $5,000	3.50%	3.36%
Over $15,000	3.00%	3.09%

(1) The Aggregate Gross Purchase Payments is the entire amount that you pay to the Company under a contract.

(2) We will only deduct 2% (1.4% administrative expenses and 0.6% sales expenses) from single one-time Purchase Payments, except when the single one-time Purchase Payment is transferred from other Company annuity contracts for which no deduction is made. Any subsequent Purchase Payments made after a single one-time Purchase Payment will be subject to the deduction as described above with the lump sum included in the Aggregate Gross Purchase Payment.

(3) The Gross Purchase Payment amount minus the deduction for Sales and Administrative Expenses is the amount of the Net Purchase Payment.

Certain group plans use GUP Contracts that are not administered by VALIC. These GUP Contracts are administered by professional actuarial consultants. This type of contract is known as a deposit administration contract. The GUP Contracts administered as deposit administration contracts have a different Sales and Administrative Charge than the GUP Contracts not administered as deposit administration contracts. A sales charge on the GUP deposit administration contracts will be deducted annually on 5% of Purchase Payments received (5.26% of Net Purchase Payments) after an administrative charge is deducted. The administrative charge on the GUP deposit administration contracts is a dollar amount calculated and deducted yearly based on the total contributions made by the group from when the deposit administration contract began.

The administrative charge on the GUP deposit administration contracts will be determined as follows:

Total Group Contributions Amount Deducted per Year

$0 - $99,999 $1,000

$100,000 - $199,999 $750

$200,000 - $299,999 $500

$300,000 - $399,999 $250

$400,000 and greater $0

If your Contract is a GTS-VA Contract sold in a 403(b) plan, then your Sales and Administrative Charge will be the same as for the GUP Contracts administered by VALIC. However, one-time Purchase Payments received by the Company from amounts that were accumulated in 403(b) plans not associated with VALIC shall be subject to a charge of 2%. Any future Purchase Payments made will be subject to the same Sales and Administrative Charge as the GUP Contracts administered by VALIC. In addition, if, under a GTS-VA Contract, you make a one-time payment of amounts accumulated in other VALIC contracts, then you will not be subject to the 2% charge, but you will be subject to the same charge as the GUP Contracts administered by VALIC.

If you are a full-time sales representative of VALIC, and have been employed by VALIC for 90 days or more, then you may participate in a GUP Contract with no Sales and Administrative Charge.

If your Contract is unallocated, then the Sales and Administrative Charge will be 2% for each Purchase Payment.

Premium Tax Charge

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%.

If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin. If you are in a GUP deposit administration contract, then your premium taxes will be added to payout rates when you are added to a group plan, and not deducted from Purchase Payments.

If we deduct an amount for premium taxes, but later find the tax was not due, we will:

  Adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due; and
  Apply the excess amount, as adjusted, to increase the number of Pay-in or Payout Units.

Separate Account Charges

There will be a mortality and expense risk fee applied to VALIC Separate Account A. For GUP Contracts, this is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. For GTS-VA Contracts, this a daily charge at an annualized rate of 0.85% on the first $10,000,000 in your group's plan, 0.425% on the next $90,000,000 in your group's plan and 0.21% on assets over $100,000,000 in your group's plan, on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contracts. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit which may be higher than your Account Value. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee. For more information about the mortality and expense risk fee, see the Fee Table in this prospectus.

Fund Annual Expense Charges

Investment management charges based on a percentage of the Fund's average daily net assets are payable by the Stock Index Fund. The charges will be paid by the Fund to its investment adviser. These charges indirectly cost you because they lower your return.

Other Tax Charges

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Reduction from Total Expenses

When the Company reorganized its separate accounts, merging VALIC Separate Account One and VALIC Separate Account Two into VALIC Separate Account A, the Company guaranteed that the fees and charges would not be greater as a result of the Reorganization. Endorsements added to the Contracts provide that certain Fund Annual Expense Charges and the Separate Account Charges will not be higher on the Contracts funded by VALIC Separate Account A, than they were when the Contracts were funded by VALIC Separate Account One and VALIC Separate Account Two.

The Company, for VALIC Separate Account One and VALIC Separate Account Two, determined the ratio of certain Fund Annual Expense Charges and Separate Account Annual Expense Charges to the total net assets of VALIC Separate Account One and VALIC Separate Account Two, called the Expense Ratio. On April 1, 1987, the Expense Ratio was calculated to determine the Maximum Expense Ratio. The Company guarantees that the amount of the Expense Ratio will never exceed the amount of the Maximum Expense Ratio. The Maximum Expense Ratio for the GUP and GTS-VA Contracts is 1.4157% and 0.6966%, respectively.

The Maximum Expense Ratio does not apply to extraordinary and non-recurring Fund Annual Expenses. These expenses may include certain liabilities and litigation associated with indemnification payments of VALIC Company I failing to qualify as a Regulated Investment Company under the Code. The Company believes that such expenses and liabilities, although possible, are unlikely to occur.

We may, as described below, determine that the Sales and Administrative Charge for the Contracts may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for such programs and arrangements. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.
  The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.
  Other factors of which we are not presently aware which could reduce administrative costs.

Payout Period

The Payout Period (Annuity Period) begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under Fixed Payout, you will receive monthly payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  Type and duration of Payout Option chosen;
  Your age or your age and the age of your survivor(1);
  Your gender or your gender and the gender of your survivor(1) (IRAs and certain nonqualified contracts);
  The portion of your Account Value being applied; and
  The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Variable Payout

With a Variable Payout, you select your existing Variable Account Option. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by the Variable Account Option. The Payout Unit Value is calculated just like the Purchase Unit Value for the Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information. In determining your first Payout Payment, an Assumed Investment Rate of 3 1/2% is used (unless you select a higher rate as allowed by state law) for all Contracts, except GTS-VA Contracts that are not sold under Section 403(b), which have an Assumed Investment Rate of 3% (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

Combination Fixed and Variable Payout

With a Combination Fixed and Variable Payout, you may divide your Payout Payments between a Fixed Payout (payment is fixed and guaranteed) and a Variable Payout from the Variable Account Option (payments will vary).

Payout Date

The Payout Date is the date selected by you on which your payout (annuity) payments will start. The date selected must be the first of any month provided 30 days advance notice has been given to VALIC. Your account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. For nonqualified contracts, the Payout Date may begin after the Annuitant's 50th birthday but prior to the Annuitant's 75th birthday. For additional information on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options (depending on the terms of your contract):

  Life Only - payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.
  Life with Guaranteed Period - payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period. Under the GTS-VA Contracts, the payout payments must be at least $25 each.
  Life with Cash or Unit Refund - payments are made to you during your lifetime. Upon your death, your beneficiary will receive a lump sum payment equal to the remaining Payout Value.
  Joint and Survivor Life - payments are made to you during the joint lifetime of you and your beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.
  Payment for a Designated Period - payments are made to you for a select number of years between three and thirty. Upon your death, payments will continue to your beneficiary until the designated period is completed.
  Payment of a Specified Amount - payments in equal annual, semi-annual, quarterly or monthly installments are made to you of a specified dollar amount until the remaining balance is less than the specified dollar amount, at which time, the remaining balance will be paid to you.
  Payment of Investment Income - payments are made to you, out of your Account Value placed in the Fixed Account Option, on an annual, semi-annual, quarterly or monthly basis. Payments are calculated by the net investment rate for the period multiplied by the remaining Account Value. Upon your death, payments will continue to your beneficiary until the remaining balance is paid out. At any time, you may elect to receive a lump sum payment equal to the remaining Account Value.

Each Payout Option, except Payment for a Designated Period, is available as a Fixed and Variable Payout.
Payment for a Designated Period is available as a Fixed Payout Option only. You may elect a different Payout Option if we agree.

Enhancements to Payout Options

You may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

Level Payments Option

The level payments enhancement is an option that can only be used if you have a GUP Contract and if you selected one of the first four Payout Options above. Under the level payments option, payments are made once each month during each payout year at a certain level determined for that year based on the investment performance of the Separate Account. The amount of the payments will be determined by dividing the payment amount by the current Payout Unit Value to determine the number of Payout Units in each subsequent annual payment.

For more information about Payout Options or enhancements of those Payout Options available under the contract, see the Statement of Additional Information.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. The Variable Account Option may result in your receiving unequal payments during your life expectancy. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of an excise tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters" in this prospectus.

Your Payment Option should be selected at least 30 days before your Payout Date. If such selection is not made:

  Payments will be made under the Life with Guaranteed Period Option;
  The payments will be guaranteed for a 10 year period;
  The payments will be based on the allocation used for your Purchase Payments;
  Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis; and
  Variable Account Option will be used to distribute payments to you on a Variable Payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.

Most Payout Payments are made monthly. If the amount of your payment is less than $25, we reserve the right to reduce the number of payments made each year so each of your payments are at least $25, subject to any limitations under the contract or the plan. Also, if your annual payment is less than $100, we reserve the right to make a lump sum payment of the remaining annuity value.

Surrender of Account Value

When Surrenders are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  allowed under federal and state law; and
  allowed under your employer's plan.

You may be subject to a 10% federal tax penalty for partial or total surrenders made before age 59 1/2. See the "Federal Tax Matters" section in this prospectus.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the Surrender Value to you within 7 calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form. For example, a loan termination or loan payoff must be processed prior to surrendering an account. If you are not 100% vested, forfeited dollars must be removed prior to the Surrender transaction. Additionally, if your Plan Administrator must approve a request for Surrender, the request will not be considered in good order until the Plan Administrator approval is received. The above examples may not be all-inclusive, but are illustrations of processes that must be completed before a request is considered to be in good order.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed in accordance with the procedures above.

Amount that May be Surrendered

The amount that may be surrendered at any time can be determined as follows:

The Allowed Surrender Value

EQUALS

The Account Value next computed after your properly completed request for surrender is received in our
Home Office.

There is no guarantee that the Surrender Value in the Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred from a 403(b)(7) custodial account.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except for attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except for termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  death benefits; and
  certain small amounts approved by the State of Florida.

Under the Louisiana State Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted.

You may, upon termination of participation in your group's plan, elect to have your Account Value applied to the purchase of an individual variable annuity contract offered by VALIC. There will be no charge for this election, but there may be certain adverse tax consequences, depending on your plan and the terms of your contract.

Under the GUP Contracts, if you change employers and your new employer is the owner of a similar GUP Contract, you may have your Account Value transferred to such other GUP Contract free of charge.

Employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contracts.

Partial Surrenders

You may request a partial surrender of your Account Value at any time, subject to any applicable surrender restrictions. A partial surrender will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Option and the Variable Account Option for the payment of Account Value.

The reduction in the number of Purchase Units credited to your Account Value will equal:

The amount surrendered

DIVIDED BY

Your Purchase Units next computed after the written request for surrender is received at our Home Office.

Death Benefits

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. How these death benefits will be paid are discussed below. The death benefit provisions in the Contracts may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Additionally, the beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. You or your beneficiary may contact your AIG VALIC financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork.

Beneficiary Information

The Beneficiary may receive death benefits:

  In a lump sum; or
  In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A Spousal beneficiary may receive death benefits as shown above; or

  may delay any distributions until the Annuitant would have reached age 70 1/2; or
  may roll the funds over to an Individual Retirement Annuity.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  In full within 5 years after the Annuitant's death; or
  By payments beginning within 1 year after the Annuitant's death under:
  A life annuity;
  A life annuity with payments certain; or
  An annuity for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by you may receive the payout.

Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

During the Purchase Period

If death occurs during the Purchase Period, the death benefit will be the greater of:

Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

100% of Purchase Payment (to the Fixed and/ or the Variable Account Option)

MINUS

The Amount of all Prior Withdrawals and any portion of Account Value applied under a Payout Option

During the Payout Period

If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. The amount of death benefits will also depend on the Payout Option that you selected. The Payout Options available in the Contracts are described in the "Payout Period" section of this prospectus.

  If the Life Only Option or Joint and Last Survivor Life Option were chosen, there will be no death benefit.
  If the Life With Guaranteed Period Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
  Receive the present value of any remaining payments in a lump sum; or
  Receive the remaining payments under the same terms of the option chosen by the deceased Participant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or
  Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

Death Benefits will not be provided during the Payout Period for certain unallocated GUP and GTS-VA Contracts.

Investment Performance of Separate Account Divisions

We will advertise information about the investment performance of VALIC Separate Account A Divisions. Divisions are the subaccounts of Separate Account A which represent the Variable Account Option in the Contracts. The Divisions invest in the Stock Index Fund. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Types of Investment Performance Information Advertised

We may advertise the Division's Total Return Performance information and Yield Performance information. See the Statement of Additional Information for more information about performance and how it is calculated.

Total Return Performance Information

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  Standard Average Annual Total Return
  Nonstandard Average Annual Total Return
  Cumulative Total Return
  Annual Change in Purchase Unit Value
  Cumulative Change in Purchase Unit Value
  Total Return Based on Different Investment Amounts
  An Assumed Account Value of $10,000

Each of these is described below.

Standard Average Annual Total Return

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. Premium taxes are not deducted. This information is calculated for the Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods or since inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

Nonstandard Average Annual Total Return

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return, except that Nonstandard Average Annual Total Return shows only the historic investment results of the Division and the charges and fees applied against the Division are not deducted.

Cumulative Total Return

The Cumulative Total Return will be calculated for 1, 5 and 10 year periods. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction for any charges and fees against the Division.

Annual Change in Purchase Unit Value

Annual Change in Purchase Unit Value is a percentage change during a one year period. This is calculated as follows:

  The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the year;
  The difference is divided by the Purchase Unit Value at the start of the year.

Fees and charges against the Division are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

Cumulative Change in Purchase Unit Value

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the end of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

Total Return Based on Different Investment Amounts

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Contracts' charges and fees imposed on the Division.

An Assumed Account Value of $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for charges and fees imposed on the Division.

Yield Performance Information

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

We may advertise the standardized yield performance for the Division. The yield for each of these Divisions will be determined by dividing the average daily net investment income per Purchase Unit by the Purchase Unit Value on the last day of the period; and annualizing the result.

Other Contract Features

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  The Contract Owner;
  The Participant; and
  The Annuitant

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Cancellation - The 10 day "Free Look"

The Contract Owner may cancel an individual contract by returning it to the Company within 10 days after delivery. (A longer period will be allowed if required under state law.) A refund will be made to the Contract Owner within 7 days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or the amount required under state law, if larger.

We Reserve Certain Rights

We reserve the right to:

  Amend the Contract for Fund Changes;
  Amend the Contract to comply with tax or other laws;
  Operate VALIC Separate Account A as a management investment company under the Act, in consideration of an investment management fee or in any other form permitted by law;
  Deregister VALIC Separate Account A under the Act, if registration is no longer required;
  Amend the GUP Contracts to increase all charges and annuity purchase rates (such change will not affect Participants already invested in a GU Contract);
  Amend the GUP Contracts (except where prohibited by the Act) for Participants whose total Purchase Payments are greater than 200% of the amount of first-year Purchase Payment(s) made on his/her behalf;
  Amend GUP contracts issued under GUP contract form GVA-SA1 after five years of your participation in the Contract to change any terms of the Contract upon 90 days written notice to you (except where prohibited by the Act);
  Amend GTS-VA Contracts issued under GTS-VA contract form GVA-SA2 in connection with certain 403(b) and 401 plans for self-employed individuals to increase the deduction for Sales and Administrative Charge after the end of the first year of the Contract. Contract amendments may affect rates and Fund Annual Expenses adversely applicable to Participants for Purchase Payments at an annual rate of up to 200% of the first year Purchase Payment made for each such Participant;
  Amend the Payout rate applicable to Purchase Payments after the tenth year of the Contract.

Fund Changes

We may amend your Contract to match changes to the funds offered under your Contract. For example, we may establish new funds, delete funds, or stop accepting allocations and/or investments in a particular fund. We may move assets and re-direct future premium allocations from one fund to another if we receive shareholder approval through a proxy vote or SEC approval for a fund substitution. This would occur if a fund is no longer an appropriate investment for the Contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new fund offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your fund choices.

Relationship to Employer's Plan

If the Contract is being offered as a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the descriptions of GUP or GTS-VA in this prospectus.

Assigning Your Contract

For most Contracts issued under qualified retirement plans or eligible deferred compensation plans of government employers, you will not be permitted to assign, sell or pledge your Contract to any person or organization, other than the Company, unless your contract is owned by a trustee or custodian and the trust or custodial accounts comply with applicable nontransferable requirements. GUP Contracts not issued under GUP contract form GVA-SA1 and GTS-VA Contracts that are issued under GTS-VA contract form GVA-SA2 are not assignable unless permitted under applicable law. GUP Contracts that are issued under GUP contract form GVA-SA1 are not assignable.

Voting Rights

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Stock Index Fund which comprises the Variable Account Option. From time to time the Stock Index Fund may be required to hold a shareholder meeting to obtain approval from its shareholders for certain matters. As a Participant, you may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholder meeting is held.

Who May Give Voting Instructions

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. This will be true in most cases even if your employer is the Contract Owner. Contract Owners will instruct VALIC Separate Account A in accordance with your instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contracts were issued in connection with a nonqualified and unfunded deferred compensation plan.

Determination of Fund Shares Attributable to Your Account

During Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During Payout Period or After A Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting. At such time, the Annuitant, or the Beneficiary after the Annuitant's death, will be entitled to give voting instructions for shareholder meetings.

How Fund Shares are Voted

The Stock Index Fund which comprises the Variable Account Option in the Contracts may have a number of shareholders including VALIC Separate Account A and VALIC's other affiliated insurance company separate accounts.

VALIC Separate Account A will vote all of the shares of the Stock Index Fund it holds based on, and in the same proportion as, the instructions given by all Participant Accounts invested in Stock Index Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Stock Index Fund it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation.

Type of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, as a Section 408(b) Individual Retirement Annuity ("IRA"), or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;
  Section 401(a) 403(a), and 401(k) qualified plans of for-profit employers and other employers (including self-employed individuals);
  Section 457 deferred compensation plans of governmental and tax-exempt employers;

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under the foregoing retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, the Contracts are also available through "Non-Qualified Contracts" issued under unfunded, nonqualified deferred compensation plans of corporate employers.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions from qualified retirement plans unless any exception applies. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

Investment earnings on contributions to Non-Qualified Contracts which are not owned by (or, generally, for the benefit of) natural persons will be taxed currently to the owner and such contracts will not be treated as annuities for certain federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from Premium Payments made to:

  A Contract issued to a tax favored retirement program purchased with pre-tax premium payments;
  A non-qualified Contract purchased with after-tax Premium Payments and;
  Conventional savings vehicles such as savings accounts.

[chart is here]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan (shown above as "Conventional Savings"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month
($138.89 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee charges and may also incur account maintenance fees and surrender charges. The chart does not reflect the deduction of any such fees. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. The 8% yield on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:
Paycheck Comparison	Tax-Favored Retirement Program	Conventional Savings Account
Annual amount available for savings before federal taxes	$2,500	$2,500
Current federal income tax due on Purchase Payments	0	(700)
Net retirement plan Purchase Payments	$2,500	$1,800

This chart assumes a 28% federal income tax rate. The $700 which is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,800 while the full $2,500 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income.

Contents of Statement of Additional Information

General Information 2

Marketing Information 2

Types of Variable Annuity Contracts 2

Federal Tax Matters 2

Economic Growth and Tax Relief Reconciliation Act of 2001 3

Tax Consequences of Purchase Payments 3

Tax Consequences of Distributions 5

Special Tax Consequences - Early Distribution 7

Special Tax Consequences - Required Distributions 8

Tax-Free Rollovers, Transfers and Exchanges 9

Purchase Unit Value 10

Illustration of Calculation of Purchase Units Value 10

Illustration of Purchase of Purchase Units 10

Performance Calculations 10

Calculation of Average Annual Total Return 10

Performance Information 11

Payout Payments 12

Assumed Investment Rate 12

Amount of Payout Payments 12

Payout Unit Value 13

Illustration of Calculation of Payout Unit Value 14

Illustration of Payout Payments 14

Distribution of Variable Annuity Contracts 14

Experts 14

Comments on Financial Statements 15

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019

1-800-448-2542

FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-621-7792

AIG VALIC BY PHONE 1-800-428-2542

TDD AIG VALIC BY PHONE 1-800-248-2542

[logo]

AIG VALIC, a member of American International

Group, Inc., is the marketing name for the family of

companies comprising VALIC Financial Advisors, Inc.;

VALIC Retirement Services Company; VALIC Trust Company;

and The Variable Annuity Life Insurance Company (VALIC).

PRINTED MATTER

PRINTED IN U.S.A.

VL 1019

REV 5/02

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

UNITS OF INTEREST UNDER

GROUP UNIT PURCHASE AND

GROUP FIXED AND VARIABLE ANNUITY CONTRACTS

(GUP AND GTS-VA CONTRACTS)

STATEMENT OF ADDITIONAL INFORMATION

FORM N-4 PART B

MAY 1, 2002

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the Prospectus for the GUP and GTS-VA Contracts dated May 1, 2002 (the "Contracts") and should be read in conjunction with the Prospectus. The terms used in this SAI have the same meaning as those set forth in the Prospectus. A Prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company") at 2929 Allen Parkway, Houston, Texas 77019 or 1-800-428-2542 (option 3). Prospectuses are also available on the internet at www.aigvalic.com.

TABLE OF CONTENTS

General Information 2

Marketing Information 2

Types of Variable Annuity Contracts 2

Federal Tax Matters 2

Economic Growth and Tax Relief Reconciliation Act of 2001 3

Tax Consequences of Purchase Payments 3

Tax Consequences of Distributions 5

Special Tax Consequences - Early Distribution 7

Special Tax Consequences - Required Distributions 8

Tax-Free Rollovers, Transfers and Exchanges 9

Purchase Unit Value 10

Illustration of Calculation of Purchase Units Value 10

Illustration of Purchase of Purchase Units 10

Performance Calculations 10

Calculation of Average Annual Total Return 10

Performance Information 11

Payout Payments 12

Assumed Investment Rate 12

Amount of Payout Payments 12

Payout Unit Value 13

Illustration of Calculation of Payout Unit Value 14

Illustration of Payout Payments 14

Distribution of Variable Annuity Contracts 14

Experts 14

Comments on Financial Statements 15

GENERAL INFORMATION

MARKETING INFORMATION

The Company has targeted not-for-profit organizations as the central focus of its marketing efforts for the Contracts. Specifically, the Company's marketing thrust is aimed at individuals and groups associated with public and private schools, colleges and universities, not-for-profit health care organizations, state and local governments and other not-for-profit organizations.

The Company, in its marketing efforts to each of the market segments, may from time to time design sales literature and material specifically for its particular market segments. The sales literature and material may address specifically the group's contract and retirement plan.

From time to time the Company may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz.

When presenting the asset allocation process the Company may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. The Company may classify investors into categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services, Inc. ("Lipper"), VARDS Report, Wilson Associates, Morningstar, Inc. ("Morningstar"), and any other expert which has been deemed by the Company to be appropriate. The Company may also provide a historical overview of the performance of a variety of investment market indexes, the performance of these indexes over time, and the performance of different asset categories, such as stocks, bonds, cash equivalents, etc. The Company may also discuss investment volatility (standard deviation) including the range of returns for different asset categories and classes over different time horizons, and the correlation between the returns of different asset categories and classes. The Company may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, the Company may describe various investment strategies and methods of implementation such as the use of index funds versus actively managed funds, the use of dollar cost averaging techniques, the tax status of contributions, and the periodic rebalancing of diversified portfolios.

TYPES OF VARIABLE ANNUITY CONTRACTS

Flexible payment deferred annuity Contracts are offered in connection with the Prospectus to which this Statement of Additional Information relates.

Under flexible payment deferred annuity Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first Payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

The Contracts are non-participating and will not share in any of the profits of the Company.

FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

This Section summarizes the major tax consequences of contributions, payments, and withdrawals under Portfolio Director, during life and at death.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in Section 403(a), 403(b), or 408(b) of the Code does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code Section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

For Non-Qualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts will be offered only to non-natural persons pursuant to the meaning of Section 72 of the Code. Investment earnings on contributions to Non-Qualified Contracts which are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.

Tax Consequences of Purchase Payments

403(b) Annuities. Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions.

Your voluntary salary reduction contributions are generally limited to $11,000 ($9,500 before 1998; $10,000 in 1998 and 1999; $10,500 in 2000 and 2001), although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to $40,000, effective in 2002, or up to 100% of salary. In addition, after 1988 employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

401(a) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee generally are made on an after-tax basis, unless eligible for pre-tax treatment by reason of Sections 401(k) or 414(h).

408(b) Individual Retirement Annuities ("408(b) "Traditional" IRAs"). Annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $3,000 or 100% of compensation ($3,500 if you are over 50), and generally fully deductible only by individuals who:

(i) are not active participants in another retirement plan, and are not married;

(ii) are not active participants in another retirement plan, are married, and either (a) the spouse is not an active participant in another retirement plan, or (b) the spouse is an active participant, but the couple's adjusted gross income does not exceed $150,000.

(iii) are active participants in another retirement plan, are unmarried, and have adjusted gross income of $34,000 or less ($32,000 for 2001 and 2000; $31,000 for 1999, $30,000 for 1998, $25,000 or less prior to 1998); or

(iv) are active participants in another retirement plan, are married, and have adjusted gross income of $54,000 or less ($52,000 for 2001 and 2000; $51,000 for 1999, $50,000 for 1998, $40,000 or less prior to 1998; adjusted upward for inflation after 1998).

Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $6,000 or 100% of the working spouse's earned income, and no more than $3,000 may be contributed to either spouse's IRA for any year. The $6,000 limit increases to $7,000 if each spouse is over age 50.

You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

(i) the lesser of $3,000 ($3,500 if you are over 50, and $6,000 for you and your spouse's IRA, or $7,000 if you are both over 50) or 100% of compensation, over

(ii) your applicable IRA deduction limit.

You may also make contributions of eligible rollover amounts from other qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

408A "Roth" Individual Retirement Annuities ("408A "Roth" IRAs"). After 1997, annual nondeductible contributions for 408A "Roth" IRA Contracts are limited to the lesser of $3,000 or 100% of compensation ($3,500 if you are over 50), and may be made only by individuals who:

(i) are unmarried and have adjusted gross income of $95,000 or less; or

(ii) are married and filing jointly, and have adjusted gross income of $150,000 or less.

The available nondeductible 408A "Roth" IRA contribution is reduced proportionately to zero where modified AGI is between $150,000 and $160,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $160,000. Similarly, the contribution is reduced for those who are single with modified AGI between $95,000 and $110,000, with no contribution for singles with modified AGI over $110,000. Similarly, individuals who are married and filing separately and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

All contributions to 408(b) IRAs, traditional nondeductible IRAs and 408A "Roth" IRAs must be aggregated for purposes of the $3,000 annual contribution limit.

457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit. In addition, a non-governmental tax-exempt employer may establish an eligible deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to a select group of management or highly compensated employees and/or independent contractors.

This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. If the program is an eligible deferred compensation plan (an "EDCP"), in 2000 you and your employer may contribute (and defer tax on) the lesser of $11,000 (8,500 for 2001) (indexed for inflation) or 33 1/3% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age.

The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan participants, although certain Contracts remained subject to the claims of the employer's general creditors until 1999. The employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. The employer may contribute up to 15% of your compensation or $40,000 ($35,000 before 2001), whichever is less. You may be able to make higher contributions if you are over age 50, subject to certain conditions.

Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, and $11,000 in 2002. This limit is indexed and may be increased in future years. Such plans if established by December 31, 1996, may still allow employees to make these contributions.

SIMPLE IRA. Employer and employee contributions under a SIMPLE Retirement Account Plan are made to a separate individual retirement account or annuity for each employee. Employee salary reduction contributions cannot exceed $7,000 ($6,500 in 2001 and $6,000 before 2001) in any year. You may be able to make higher contributions if you are over age 50, subject to certain conditions. Employer contributions can be a matching or a nonelective contribution of a percentage as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

Unfunded Deferred Compensation Plans. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

An unfunded, deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) separation from service;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

Similar restrictions will apply to all amounts transferred from a section 403(b)(7) custodial account other than rollover contributions.

Distributions are taxed as ordinary income to the recipient in accordance with Section 72.

401(a) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be subject to special 5-year or 10-year income averaging treatment. Five-year forward averaging is unavailable for distributions occurring after December 31, 1999. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986.

408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers or conversions completed in 1998 were generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

408A "Roth" IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to taxpayer's first 408A "Roth" IRA. Qualified distributions may be subject to state income tax in some states. Other distributions are generally taxable to the extent that the distribution exceeds purchase payments.

457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or otherwise made available to the recipient.

Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

Non-Qualified Contracts. Partial redemptions from a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences - Early Distribution

403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1) death;

(2) disability;

(3) separation from service after a participant reaches age 55 (only applies to 403(b), 401(a), 403(a));

(4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and
  distributions which do not exceed the employee's tax deductible medical expenses for the taxable year of receipt.

Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the plan may be subject to a 25% penalty, rather than a 10% penalty.

Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

(6) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer, and

(7) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild, and

(8) distributions to cover certain medical care or long term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

408A "Roth" IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax as other IRAs. Distributions of rollover or conversion contributions from an IRA which are not qualified distributions, may be subject to additional penalty taxes.

457 Plans. Distributions generally may be made under an EDCP prior to separation from service only for unforeseeable emergencies, or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

Non-Qualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a Non-Qualified Contract, unless the distribution is:

(1) to a Beneficiary on or after the Contract Owner's death;

(2) upon the Contract Owner's disability;

(3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary;

(4) made under an immediate annuity contract, or

(5) allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences - Required Distributions

403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i) must begin to be paid when Participant attains age 75; and

(ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

The 50% rule will not apply if a Participant's spouse is the joint annuitant. Notwithstanding these pre-January 1, 1987 rules the entire contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10).

At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

A participant generally may aggregate his or her 403(b) contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the plan, contract, or account otherwise provides.

401(a) and 403(a) Qualified Plans. Minimum distribution requirements for Qualified Plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

(1) there is no exception for pre-1987 amounts; and

(2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

A participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

408A "Roth" IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A "Roth" IRAs during the owner's lifetime, but generally do apply at the owner's death.

A participant generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCP's are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to 457 Plans.

Non-Qualified Contracts. Non-Qualified Contracts do not require commencement of distributions at any particular time during the Owner's lifetime, provided that the Owner is a natural person, and generally do not limit the duration of annuity payments.

At the Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Owner at the time of death. Similar distribution requirements will also apply if the Owner is not a natural person, if the Annuitant dies or is changed.

Tax-Free Rollovers, Transfers and Exchanges

Please see the EGTRRA information above.

403(b) Annuities. Tax free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to 408(b) IRAs or other 403(b) programs, are permitted under certain circumstances.

401(a) and 403(a) Qualified Plans. The taxable portion of certain distributions may be transferred in a tax-free rollover to a 408(b) individual retirement account or annuity, or to another such plan.

408(b) Traditional IRAs and SEPs. Funds may be transferred tax-free to a 408(b) IRA Contract in a tax-free rollover, from a 403(b) Annuity, or 401(a) or 403(a) Qualified Plan, under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another such plan or 403(b) Annuity Contract from this "conduit" IRA. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any twelve-month period.

408A "Roth" IRAs. Funds may be transferred tax-free from one 408A "Roth" IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A "Roth" IRA by individuals who:

(i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

(ii) are not married filing separately.

Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A "Roth" IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

408(p) SIMPLE IRAs. Funds may generally be rolled over tax free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP.

Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under Section 1035, provided that the requirements of that Section are satisfied. However, the exchange is reportable to the IRS.

PURCHASE UNIT VALUE

The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of new Unit value and the purchase of Purchase Units (using hypothetical examples):

Example 1

Illustration of Calculation of Purchase Unit Value

1. Purchase Unit value, beginning of period	$ 1.800000
2. Value of Fund share, beginning of period	21.200000
3. Change in value of Fund share	.500000
4. Gross investment return (3) / (2)	.023585
5. Daily separate account fee	$ .000027
6. Net investment return (4)-(5)	.023558
7. Net investment factor 1.000000+(6)	$ 1.023558
8. Purchase Unit value, end of period (1) times (7)	$ 1.842404

Example 2

Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

1. First Periodic Purchase Payment	$ 100.00
2. Purchase Unit value on effective date of purchase (see Example 1)	$ 1.800000
3. Number of Purchase Units purchased (1) / (2)	55.556
4. Purchase Unit value for valuation date following purchase (See Example 1)	$ 1.842404
5. Value of Purchase Units in account for valuation date following purchase (3) times (4)	$ 102.36

PERFORMANCE CALCULATIONS

Calculation of Average Annual Total Return

Average Annual Total Return quotations for the 1, 5, and 10 year periods ended December 31, 2001, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:

P	=	a hypothetical initial Purchase Payment of $1,000

T	=	average annual total return

n	=	number of years

ERV	=	redeemable value at the end of the 1, 5, or 10 year periods
of a hypothetical $1,000 Purchase Payment made at the
beginning of the 1, 5, or 10 year periods (or fractional
portion thereof)

We may advertise standardized average annual total return which includes the surrender charge of up to 5% of Purchase Payments received during the most recent 60 months as well as non-standardized average annual total returns which does not include a surrender charge or account maintenance fee.

There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

PERFORMANCE INFORMATION

Average Annual Total Return, Cumulative Return, and Annual and Cumulative Change in Purchase Unit Value Tables

The tables below present performance information for each of the VALIC Separate Account A Divisions available for this Contract. These performance results are not an estimate or guarantee of future investment performance and do not represent the actual experience of amounts invested by a particular participant. The information presented does not reflect the advantage under the Contracts of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments, nor does the information reflect the Qualified Contract advantage of deferring federal income tax on Purchase Payments. See "Federal Tax Matters" for more on tax deferral. Please note that on May 1, 1992, the Quality Growth Fund merged into the Stock Index Fund and Quality Growth Divisions 9A and 9B were renamed Stock Index Divisions 10A and 10B, respectively.

Table I

Average Annual Total Return

with Sales and Administrative Charge Imposed

(from Separate Account Division inception to December 31, 2001)

Fund and Division	1 Year	5 Years	10 Years	Division Inception Date
Stock Index Fund (Division 10A - GUP Contracts)	(17.42%)	8.20%	10.56%	04/20/87
Stock Index Fund (Division 10B - GTS-VA Contracts)	(16.64%)	8.99%	11.35%	04/20/87

Table II

Average Annual Total Return

with No Sales and Administrative Charge Imposed

(from Separate Account Division inception to December 31, 2001)

Fund and Division	1 Year	5 Years	10 Years	Division Inception Date
Stock Index Fund (Division 10A - GUP Contracts)	(13.08%)	9.31%	11.13%	04/20/87
Stock Index Fund (Division 10B - GTS-VA Contracts)	(12.25%)	10.12%	11.92%	04/20/87

Table III

Cumulative Return

with No Sales and Administrative Charge Imposed

(from Separate Account Division inception to December 31, 2001)

Fund and Division	1 Year	5 Years	10 Years	Division Inception Date
Stock Index Fund (Division 10A - GUP Contracts)	(13.08%)	56.07%	187.38%	04/20/87
Stock Index Fund (Division 10B - GTS-VA Contracts)	(12.25%)	61.91%	208.50%	04/20/87

Table IV

Annual and Cumulative Change in Purchase Unit Value

with No Sales and Administrative Charge Imposed

(from Separate Account Division inception)

Annual Change in Purchase Unit Value of the 12 months ended December 31,
	2001	2000	1999	1998	1997	1996	1995	1994	1993	1992
Stock Index Fund (Division 10A --GUP Contracts)	(13.08%)	(10.25%)	19.38%	27.15%	31.80%	21.54%	35.98%	(0.29%)	8.80%	2.70%
Stock Index Fund (Division 10B --GTS-VA Contracts)	(12.25%)	(9.64%)	20.22%	28.03%	32.68%	22.35%	36.87%	0.38%	9.58%	3.44%

Cumulative Change in Purchase Unit Value for each Period End Since December 31, 1991
Stock Index Fund (Division 10A --GUP Contracts)	187.38%	230.62%	268.38%	208.57%	142.68%	84.13%	51.50%	11.42%	11.74%	2.70%
Stock Index Fund (Division 10B --GTS-VA Contracts)	208.50%	251.58%	289.08%	223.65%	152.80%	90.54%	55.73%	13.78%	13.35%	3.44%

PAYOUT PAYMENTS

Assumed Investment Rate

The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum (3% for GTS-VA Contracts sold in connection with section 403(b) plans). However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% (or 3%) rate described in the Prospectus. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

The amount of the first variable payout payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.

The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Progressive Annuity Tables for GUP Contracts. GTS-VA Contracts use the 1949 male annuity mortality tables at 3% for Contracts sold in connection with section 403(b) plans and the Progressive Annuity Table (assuming all births in 1915) at 3 1/2% for all other Contracts.

The portion of the first monthly variable payout payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit Value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed payout payment.

The dollar amount of each subsequent variable payout payment is determined by multiplying the number of Payout Units in the Participant Account by the applicable Payout Unit value on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment factor for the Contract since the date of the previous payout payment, less an adjustment to neutralize the Assumed Investment Rate referred to above. For example, a factor of .999919 is applied to Contracts containing a 3% Assumed Investment Rate and a factor of .999906 is applied to Contracts containing a 3.5% Assumed Investment Rate. (Calculation of the net investment factor is discussed in the Prospectus under "Purchase Period - Purchase Unit Value.") This is true for all annuity options except the sixth payout option described in the Prospectus (see "Payout Period"). Under the sixth payout option, the amount of subsequent payments remains fixed, but the number of payments varies with the experience of Divisions 10A and 10B for GUP and GTS-VA, respectively.

Therefore, the dollar amount of variable payout payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

Each deferred Contract provides that, when fixed payout payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

The value of a Payout Unit is calculated at the same time that the value of an Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.)

The Payout Unit value for any period is determined by multiplying the Payout Unit value for the immediately preceding period by the net investment factor for the date for which the Payout Unit value is being calculated. (The net investment factor used is the net investment factor used to calculate the Purchase Unit value described in the Prospectus under "Purchase Period.") In order to avoid the crediting of "double interest," the result is then multiplied by a factor to neutralize the Assumed Investment Rate built into the annuity table contained in the Contract. For example, a factor of .999919 is applied to Contracts containing a 3% Assumed Investment Rate, and a factor of .999906 is applied to Contracts containing a 3 1/2% rate.

The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

Illustration of Calculation of Payout Unit Value

1. Payout Unit value, beginning of period	$ 1.000000
2. Net investment factor for period	1.019991
3. Daily adjustment for 3.5% Assumed Investment Rate	.999906
4. (2) times (3)	1.019895
5. Payout Unit value, end of period (1) times (4)	$ 1.019895

Illustration of Payout Payments

Any Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date	10,000.00
2. Purchase Unit value	$ 1.000000
3. Purchase Value of Contract (1) times (2)	$ 10,000.00
4. First monthly annuity payment per $1,000 of Accumulation Value	$ 5.63
5. First monthly annuity payment (3) times (4) / 1,000	$ 56.30
6. Payout Unit value	$ 1.000000
7. Number of Payout Units (5) / (6)	56.30
8. Assume Payout Unit value for second month equal to	$ .997000
9. Second monthly Payout Payment (7) times (8)	$ 56.13
10. Assume Payout Unit value for third month equal to	$ .980000
11. Third monthly Payout Payment (7) times (10)	$ 55.17

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for the Separate Account is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Texas corporation and is a member of the NASD.

The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 6.0% of each Purchase payment. Managers who supervise the agents will receive overriding commissions ranging to 1% of Purchase payments. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to the Separate Account in addition to the charges described under "Charges Under Variable Annuity Contracts.")

Pursuant to its underwriting agreement with the Distributor and the Separate Account, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 1999, 2000 and 2001 were $29,986, $283,157 and $253,351 respectively. The Distributor retained $0 in commission for those same years.

EXPERTS

The consolidated balance sheets of the Company at December 31, 2001 and 2000, and the related consolidated statements of income, changes in stockholder's equity, comprehensive income, and cash flows for the years ended December 31, 2001, 2000, and 1999, and the statements of net assets and operations for the Company's Separate Account A at December 31, 2001 and for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The address of Ernst & Young LLP, independent auditors for the financial statements of the Company and the Company's Separate Account A, is One Houston Center, 1221 McKinney Street, Suite 2400, Houston, Texas 77010-2007.

COMMENTS ON FINANCIAL STATEMENTS

The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

Divisions 10A and 10B are the only Divisions available under the Contracts described in the Prospectus. The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 2001.

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AIG VALIC, a member of American International

Group, Inc., is the marketing name for the family of

companies comprising VALIC Financial Advisors, Inc.;

VALIC Retirement Services Company; VALIC Trust Company;

and The Variable Annuity Life Insurance Company (VALIC).

Printed Matter

Printed in U.S.A. VL 1019-1 REV 5/02

© The Variable Annuity Life Insurance Company, Houston, Texas